UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2020

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CHURCHILL CAPITAL CORP II
(Exact name of registrant as specified in its charter)

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Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	CCX.U	New York Stock Exchange

Shares of Class A common stock	CCX	New York Stock Exchange

Warrants	CCX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 8.01 of this Report is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth below in Item 8.01 of this Report is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth below in Item 8.01 of this Report is incorporated by reference herein. The shares of Class A Common Stock, par value $0.0001 per share (“Churchill Class A common stock”), of Churchill Capital Corp II, a Delaware corporation (“Churchill”), and warrants to purchase shares of Churchill Class A Common Stock to be issued pursuant to the Prosus Subscription Agreement (as defined below) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01	Other Events.

On November 10, 2020, MIH Ventures B.V. (“Prosus”) exercised its option to subscribe for an additional 40,000,000 newly-issued shares of Churchill Class A Common Stock, subject to certain adjustments, at a purchase price of $10.00 per share (the “Prosus Second Step Investment”), pursuant to the previously disclosed subscription agreement, dated as of October 12, 2020, with Churchill and Churchill Sponsor II LLC (the “Prosus Subscription Agreement”). Together with its initial subscription for 10,000,000 newly-issued shares of Churchill Class A Common Stock, at a purchase price of $10.00 per share (the “Prosus First Step Investment”), Prosus’s total investment in Churchill is expected to be 50,000,000 shares of Churchill Class A Common Stock for an aggregate purchase price of $500.0 million (the “Prosus PIPE Investment”).

Pursuant to the Prosus Subscription Agreement, following consummation of the Prosus PIPE Investment, Prosus will have the right to nominate a number of directors to Churchill’s board of directors in proportion to its beneficial ownership of the Churchill Class A Common Stock, including an individual to serve as the chairman of Churchill’s board of directors, subject to customary approval by Churchill’s nominating and corporate governance committee; provided that, if (i) Prosus’s ownership percentage of the aggregate outstanding shares of Churchill Class A Common Stock is at least 20%, Prosus will have the right to designate or nominate no less than two designees to Churchill’s Board; (ii) Prosus’s ownership percentage of the aggregate outstanding shares of Churchill Class A Common Stock is at least 10%, Prosus will have the right to designate or nominate no less than one designee to Churchill’s Board; and (iii) Prosus’s ownership percentage of the aggregate outstanding shares of Churchill Class A Common Stock is less than 5%, Prosus will not have any right to designate or nominate a designee to Churchill’s Board.

In addition, pursuant to the previously disclosed strategic support agreement, dated as of October 12, 2020, with Churchill that became effective when Prosus exercised its option to make the Prosus Second Step Investment and certain other conditions were met, Prosus has agreed to provide certain business development and investor relations support services to Churchill following closing of the Prosus PIPE Investment.

Upon consummation of the Prosus PIPE Investment, Churchill will issue to Prosus warrants to purchase a number of shares of Churchill Class A Common Stock equal to one-third of the number of shares of Churchill Class A Common Stock purchased in the Prosus PIPE Investment. The warrants will have terms substantively identical to those included in the units offered in Churchill’s initial public offering.

The obligations to consummate the Prosus PIPE Investment are conditioned upon, among other things, expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), and, with respect to the Prosus Second Step Investment, review by the Committee on Foreign Investment in the U.S. (“CFIUS”). The Prosus First Step Investment will be consummated (the “Prosus First Step Investment Closing”) on the date of, and immediately prior to, the consummation of the previously announced business combination between Churchill and Software Luxembourg Holding S.A., a public limited liability company (société anonyme) incorporated and organized under the laws of the Grand Duchy of Luxembourg (the “Skillsoft Merger”). The Prosus Second Step Investment will be consummated on the later of (a) the Prosus First Step Investment Closing and (b) the second (2nd) business day following the date on which (i) CFIUS has issued a written notification of its determination that the Prosus PIPE Investment is not a “covered transaction” and not subject to review by CFIUS under applicable law and (ii) the parties have obtained any other regulatory consents, authorizations and approvals required to be obtained under applicable antitrust laws, in accordance with the terms of the Prosus Subscription Agreement.

Separately, on November 10, 2020, Albert UK Holdings 1 Limited, a company owned by investment funds affiliated with Rhône Capital L.L.C., terminated the previously disclosed subscription agreement, dated as of October 12, 2020, with Churchill, in accordance with its terms, which provided for the issuance of 5,000,000 newly-issued shares of Churchill Class A Common Stock at a purchase price of $10.00 per share at the closing of the previously announced merger between Magnet Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Churchill, and Albert DE Holdings Inc., a Delaware corporation (the “Global Knowledge Merger”).

Also on November 10, 2020, Churchill received notice that its request for early termination of the waiting periods under HSR for each of the Skillsoft Merger and the Global Knowledge Merger was granted effective immediately.

Attached as Exhibit 99.1 to this Report is a press release of Churchill announcing the events described in this Report.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Churchill and Skillsoft. Churchill intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Churchill and a prospectus of Churchill, and Churchill will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the stockholders of Churchill and Skillsoft, seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Churchill and Skillsoft are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Churchill with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Churchill may be obtained free of charge from Churchill at www.churchillcapitalcorp.com. Alternatively, these documents, when available, can be obtained free of charge from Churchill upon written request to Churchill Capital Corp II, 640 Fifth Avenue, 12th Floor, New York, New York 10019, Attn: Secretary, or by calling (212) 380-7500.

Churchill, Skillsoft and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Churchill, in favor of the approval of the merger. Information regarding Churchill’s directors and executive officers is contained in Churchill’s Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020, and September 30, 2020, which are filed with the SEC. Additional information regarding the interests of those participants, the directors and executive officers of Skillsoft and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Churchill’s, Skillsoft’s and Global Knowledge’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Churchill’s Form 10-K for the year ended December 31, 2019 under Risk Factors in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Churchill, Skillsoft and Global Knowledge believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and none of Churchill, Skillsoft or Global Knowledge is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Churchill has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Churchill’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the Skillsoft merger, including approval by stockholders of Churchill and Skillsoft, and the Global Knowledge merger on the expected terms and schedule and the risk that regulatory approvals required for the Skillsoft merger and the Global Knowledge merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the Skillsoft merger and the Global Knowledge merger; failure to realize the benefits expected from the proposed transactions; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transactions; business disruption following the transactions; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of Churchill, Skillsoft and Global Knowledge; risks related to Churchill’s, Skillsoft’s or Global Knowledge’s indebtedness; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; and risks of demand for, and acceptance of, Skillsoft’s and Global Knowledge’s products and for cloud-based technology learning solutions in general; the combined company’s ability to compete successfully in competitive markets and changes in the competitive environment in its industry and the markets in which it will operate; the combined company’s ability to develop new products; failure of information technology infrastructure or any significant breach of security; future regulatory, judicial and legislative changes in the combined company’s industry; the impact of natural disasters, public health crises, political crises, or other catastrophic events; the combined company’s ability to attract and retain key employees and qualified technical and sales personnel; fluctuations in foreign currency exchange rates; the combined company’s ability to protect or obtain intellectual property rights; the combined company’s ability to raise additional capital; the impact of the combined company’s indebtedness on its financial position and operating flexibility; and the combined company’s ability to successfully defend itself in legal proceedings.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Churchill’s, Skillsoft’s and Global Knowledge’s control. While all projections are necessarily speculative, Churchill, Skillsoft and Global Knowledge believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Churchill, Skillsoft and Global Knowledge, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Churchill and is not intended to form the basis of an investment decision in Churchill. All subsequent written and oral forward-looking statements concerning Churchill, Skillsoft and Global Knowledge, the proposed transactions or other matters and attributable to Churchill, Skillsoft and Global Knowledge or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated November 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Churchill Capital Corp II

Date: November 17, 2020	By:	/s/ Peter Seibold
		Name:	Peter Seibold
		Title:	Chief Financial Officer